UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-50908                  20-1195343
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

    461 Fifth Avenue, 25th Floor, New York, New York               10017
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Memorandum of Agreement

      The information contained in Item 2.01 under the heading "Memorandum of Agreement" is incorporated herein by reference.

      Crew Manning Agreement

      On August 27, 2007, the Registrant's wholly-owned subsidiary, Lower Lakes Towing Ltd. ("Lower Lakes"), entered into a Crew Manning Agreement (the "Crew Manning Agreement"), with Voyageur Marine Transport Limited ("Voyageur") pursuant to which Voyageur agreed to staff two vessels owned by Lower Lakes, the VOYAGEUR INDEPENDENT and the VOYAGEUR PIONEER (collectively, the "Vessels"), with qualified crew members in accordance with sound crew management practices. Under the Crew Manning Agreement, Voyageur is responsible for selecting and training the Vessels' crews, payroll, tax and pension administration, union negotiations and disputes and ensuring compliance with applicable requirements of Canadian maritime law. Under the Crew Manning Agreement, Lower Lakes is obligated to pay Voyageur an annual fee of $175,000 and pay or reimburse Voyageur for its reasonable crew payroll expenses.

      A copy of the Crew Manning Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

      Contract of Affreightment

      On August 27, 2007, Lower Lakes entered into a Contract of Affreightment (the "COA") with Voyageur and Voyageur Maritime Trading Inc ("VMT") pursuant to which Voyageur and VMT will make a Canadian flagged vessel owned by VMT, the MARITIME TRADER (the "Trader"), available exclusively to Lower Lakes for its use in providing transportation and storage services for its customers. The COA expires on December 31, 2011, and renews automatically annually thereafter unless Lower Lakes provides Voyageur or VMT with notice of cancellation six months prior to the end of the then current term. Under the COA, Lower Lakes is obligated to pay Voyageur and VMT a portion of the freight rate it charges its customers, subject to certain adjustments. Lower Lakes is also responsible for all taxes, tolls, fees or tariffs levied against the Trader or its cargo, provided that it can be recouped from its customers, otherwise, these costs will be for the account of Voyageur and VMT. Pursuant to the COA, Voyageur and VMT are responsible for ensuring the seaworthiness of the Trader and the compliance of its crew with all safety, health and other applicable laws and regulations of Canada. Voyageur, VMT and Voyageur's president also agreed not to compete with, nor induce any employee to leave his employment with, Lower Lakes.

      A copy of the COA is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

      Option Agreement

      In connection with the COA, on August 27, 2007, Lower Lakes entered into an Option Agreement (the "Option Agreement") with VMT pursuant to which Lower Lakes obtained the option to acquire the Trader for Cdn$5,000,000, subject to certain adjustments. The option is exercisable between January 1, 2012 and December 31, 2017, subject to certain early exercise provisions. If, at any time prior to expiration of the option, VMT receives a bona fide offer from a third party to purchase the Trader which VMT wishes to accept, Lower Lakes shall have the right to acquire the Trader at the option price.

      A copy of the Option Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

      Amendment to Credit Agreement

      On August 27, 2007, Lower Lakes, Lower Lakes Transportation Company ("LLTC"), Grand River Navigation Company, Inc. ("Grand River") and Rand LL Holdings Corp., each subsidiaries of the Registrant, entered into a Fifth Amendment (the "Amendment") to the Credit Agreement, dated March 3, 2006, with General Electric Capital Corporation, as Agent and a lender, and GE Canada Finance Holding Company ("GE Canada"), as a lender, and certain of each such party's affiliates (the "Credit Agreement"). See Item 2.03 below for a description of the additional terms of the Amendment.

      A copy of the Amendment is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

ITEM 2.01. COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS.

      Memorandum of Agreement

      On August 27, 2007, Lower Lakes entered into and consummated the transactions under a Memorandum of Agreement (the "Memorandum of Agreement"), dated as of the same date, with Voyageur and Voyageur Pioneer Marine Inc. (collectively, the "Sellers") pursuant to which Lower Lakes purchased the Vessels from the Sellers for an aggregate purchase price of Cdn$25,000,000.

      A copy of the Memorandum of Agreement is attached hereto as Exhibit 10.5 and is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      Amendment

      Pursuant to the Amendment, among other things, (i) the outstanding balance of the Canadian term loan facility has been increased by Cdn$18,000,000 to Cdn$36,868,000, (ii) the quarterly principal installment payments applicable to the Canadian term loan borrowings have been increased by Cdn$540,000 to Cdn$1,176,000, (iii) the "Commitment Termination Date" (as defined therein) was extended to March 3, 2012, (iv) the quarterly principal installment payments applicable to the US term loan borrowings have been extended at their current rate through December, 2011 and (v) the borrowers under the Credit Agreement amended certain financial covenants.

      Guarantee

      On August 27, 2007, Lower Lakes entered into a Guarantee (the "Guarantee") with GE Canada, pursuant to which Lower Lakes agreed to guarantee up to Cdn$1,250,000 (the "Guaranteed Obligations") of Voyageur's indebtedness to GE Canada. Through a Letter of Credit Agreement, dated August 27, 2007, an affiliate of Voyageur has agreed to contribute half of any amounts drawn under the Guarantee. Under the Guarantee, Lower Lakes has several options available to it in the event that GE Canada intends to draw under the Guarantee, including
(i) the right to exercise its option for the Trader under the Option Agreement and (ii) the right to make a subordinated secured loan to Voyageur in an amount at least equal to the amount intended to be drawn by GE Canada on terms as are reasonably satisfactory to GE Canada and Voyageur.

      Copies of the Guarantee and Letter of Credit Agreement are attached hereto as Exhibits 10.6 and 10.7, respectively, and are incorporated by reference herein.

ITEM 8.01. OTHER EVENTS

      On August 28, 2007, the Registrant issued a press release announcing the acquisition described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits:

10.1 Crew Manning Agreement, dated August 27, 2007, between Lower Lakes Towing Ltd. and Voyageur Marine Transport Ltd.

10.2 Contract of Affreightment, dated August 27, 2007, between Voyageur Marine Transport Ltd., Voyageur Maritime Trading Inc. and Lower Lakes Towing Ltd.

10.3 Option Agreement, dated August 27, 2007, between Lower Lakes Towing Ltd. and Voyageur Maritime Trading Inc.

10.4 Fifth Amendment to Credit Agreement, dated as of August 27, 2007, by and among Lower Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc., the other Credit Parties signatory thereto, General Electric Capital Corporation, as a US Lender and as Agent, and GE Canada Finance Holding Company, as a Cdn Lender.

10.5 Memorandum of Agreement, dated August 27, 2007, between Voyageur Marine Transport Ltd., Voyageur Pioneer Marine Inc. and Lower Lakes Towing Ltd.

10.6 Guarantee, dated August 27, 2007, between Lower Lakes Towing Ltd. And GE Canada Finance Holding Company.

10.7 Letter of Credit Agreement, dated August 27, 2007, between Lower Lakes Towing Ltd. and Heddle Marine Service Inc.

99.1  Press Release, dated August 28, 2007.

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                                   Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RAND LOGISTICS, INC.


Date: August 31, 2007                     By: /s/ Laurence S. Levy
                                              ----------------------------------
                                          Name: Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer